                              ______________ Shares

                               REGISTER.COM, INC.

                                  Common Stock

                               ($.0001 Par Value)


                             UNDERWRITING AGREEMENT


                                                           _______________, 2000

Deutsche Bank Securities Inc.
Thomas Weisel Partners LLC
Legg Mason Wood Walker, Incorporated
SoundView Technology Group, Inc.
As Representatives of the
         Several Underwriters
c/o Deutsche Bank Securities Inc.
One South Street
Baltimore, Maryland 21202

Ladies and Gentlemen:

                  Register.com, Inc., a Delaware corporation (the "Company"), proposes to sell to the several underwriters (the "Underwriters") named in
Schedule I hereto, for whom you are acting as representatives (the "Representatives"), an aggregate of _______ shares (the "Firm Shares") of the Company's Common Stock, $_____ par value (the "Common Stock"). The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Company and the selling stockholders named in Schedule II hereto (the "Selling Stockholders") also propose to sell at the Underwriters' option (the "Over-Allotment Option") an aggregate of up to _______ additional shares of the Company's Common Stock (the "Option Shares") as set forth below.

                  As the Representatives, you have advised the Company and the Selling Stockholders (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares if you elect to exercise the Over-Allotment Option in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the "Shares."

                  As part of the offering of [ ] Firm Shares contemplated by this Agreement, Deutsche Bank Securities Inc. ("Deutsche Bank") has agreed to reserve out of the Firm Shares set forth opposite its name on Schedule I hereto, up to [ ] Shares, for sale to certain directors, officers, employees, business associates and related persons of the Company (collectively, the "Participants"), as set forth in the Prospectus in the section entitled "Underwriting" (the "Directed Share Program"). The Firm Shares to be sold by Deutsche Bank pursuant to the Directed Share Program (the "Directed Shares") will be sold by Deutsche Bank pursuant to this Agreement at the public offering price. Any Directed Shares not orally con firmed for purchase by any Participants by the end of the first business day after the date on which this Agreement is executed will be offered to the public by Deutsche Bank as set forth in the Prospectus.

                  In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

         1.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
                  ---------------------------------------------

                   The Company represents and warrants to each of the Underwriters as follows:

                  (a) A registration statement on Form S-1 (File No. 333-93533) with respect to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commis sion. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462 (b) of the Act, herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, has become effective under the Act; no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement; and no stop order suspend ing the effectiveness of the Registration Statement has been issued and no proceed ing for that purpose has been initiated or, to the best of the Company's knowledge, threatened by the Commission. "Prospectus" means the form of prospectus first filed with the Commission pursuant to Rule 424(b). Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus."

                  (b) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement. The Company has no direct or indirect subsidiaries. The Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company or to prevent the consummation of the transactions contemplated hereby (a "Material Adverse Effect").

                  (c) The outstanding shares of capital stock, including the Common Stock and Preferred Stock, par value $0.0001 per share (the "Preferred Stock"), of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue and sale thereof that have not been waived, complied with or terminated as of the date of this Agreement. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contem plated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

                  (d) The information set forth under the caption
"Capitalization" in the Prospectus is true and correct. All of the Shares conform to the description thereof contained in the Registration Statement in all material respects.

                  (e) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus or Prospectus relating to the proposed offering of the Shares nor, to the Company's best knowledge, instituted proceedings for that purpose. The Registration Statement contains, and the Prospectus and any amend ments or supplements thereto will contain, all statements which are required to be stated therein by, and, in all material respects, conforms and will conform, to the requirements of the Act and the Rules and Regulations. The Registration Statement, in the form in which it became effective, and any amendment thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of material fact; and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amend ment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Represen tatives, specifically for use in the preparation thereof.

                   (f) The financial statements of the Company with related notes and schedules as set forth in the Registration Statement, present fairly the financial position and the results of operations and cash flows of the Company, at the indi cated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of such results for such periods have been made. The summary financial and statistical data included in the Registration Statement present fairly the information shown therein and such data have been compiled on a basis consistent with the financial statements presented therein and the books and records of the company.

                  (g) PricewaterhouseCoopers LLP, who have certified certain of the financial statements filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

                  (h) Except as described in the Prospectus, there is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company before any court or administrative agency or otherwise which if determined adversely to the Company might have a Material Adverse Effect.

                  (i) The Company has good and marketable title to all of the properties and assets reflected in the financial statements (or as described in the Registration Statement) herein above described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement) or which are not material in amount. The Company occupies its leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration Statement.

                  (j) The Company has filed all Federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them to the extent that such taxes have become due and are not being contested in good faith. All tax liabilities have been adequately provided for in the financial statements of the Company, and the Com pany does not know of any actual or proposed additional material tax assessments.

                  (k) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, as it may be amended or supplemented. The Company has no material contingent obligations which are not disclosed in the Company's financial statements which are included in the Registration Statement.

                  (l) The Company is not nor with the giving of notice or lapse of time or both, would it be, in violation of or in default under its Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws or under any agree ment, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default could reasonably be expected to result in a Material Adverse Effect. The execution and delivery of this Agreement and the consummation of the transactions herein contem plated and the Company's 3.5 -for- 1 stock split in the form of a stock dividend described in the Prospectus and the conversion of the Series A Convertible Preferred Stock (such stock split and conversion is herein called the "Split and Conversion") and the fulfillment of the terms hereof do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or (with the giving of notice, the passage of time or both) constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party, or of the Amended and Restated Certificate of Incorporation, as amended or Amended and Restated Bylaws of the Company or any order, rule or regulation applicable to the Company of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

                  (m) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

                  (n) The Company owns or has the right to use adequate patents, patent rights, licenses, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them and, as described in the Prospectus, proposed to be operated by them, except where the failure to own or have the right to use such Intellectual Property would not result in a Material Adverse Effect, and the Company has not received any notice nor is it otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inade quacy, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect; and the Company knows of no material infringement by others of any Intellectual Property owned by or licensed to the Company.

                  (o) Neither the Company, nor to the Company's knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Shares on The Nasdaq National Market in accordance with Regulation M under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  (p) The Company is not, and upon the issuance and sale of the Shares as contemplated by this Agreement and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of such term under the Investment Company Act of 1940, (as amended, the "1940 Act") and the rules and regulations of the Commission thereunder.

                  (q) The Company makes and keeps accurate books and records reflecting its assets and maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (r) The Company carries, or is covered by, insurance in such amounts and covering such risks as it reasonably believes to be adequate for the conduct of its business and the value of its properties.

                  (s) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under

(i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401 (a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  (t) To the Company's knowledge, there are no affiliations or associa tions between any member of the NASD and any of the Company's officers, directors or securityholders, except as set forth in the Registration Statement.

                  (u) No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is threatened that is reasonably likely to have a Material Adverse Effect.

                  (v) The Shares have been approved for listing subject to notice of issuance on The Nasdaq National Market.

                  (w) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings which have not been satisfied or waived between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (x) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering of the Shares.

                  (y) The Company possesses all material certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, would individually or in the aggregate be reasonably likely to have a Material Adverse Effect.

                  (z) The Company is currently conducting its businesses as described in the Prospectus.

                  [(aa) There is no relationship, direct or indirect, that exists between or among the Company on the one had, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, of a character required to be described in the Registration Statement or Prospectus which is not described as required under the Act.]

                  (bb) The Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, a Preliminary Prospectus, the Prospectus and other material, if any, permitted by the Act.

                  (cc) In connection with the Directed Share Program, (i) the Company has not offered or sold, and will not offer or sell, any Shares to any person outside of the United States; (ii) the Company has not distributed and will not distribute the Prospectus or the Preliminary Prospectus outside of the United States; and (iii) the Company has not caused and will not cause any other person to make any such offer, sale or distribution outside of the United States.

                  (dd) The Company has not offered, or caused the Underwriters to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Com pany or its products.

                  (ee) This Agreement has been duly authorized, executed and deliv ered by the Company.

                  (ff) The Company has reviewed its operations and has polled all of its significant software vendors to evaluate the extent to which the business or opera tions of the Company have been or will be affected by the Year 2000 Problem. As a result of such review, except as described in the Prospectus, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a

Material Adverse Effect or result in any material disruption of the Company's business or operations. The "Year 2000 Problem" as used herein means any signifi cant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

         2.       REPRESENTATIONS AND WARRANTIES OF THE SELLING
                  STOCKHOLDERS

         Each Selling Stockholder listed on Schedule II, severally and not jointly, represents and warrants to each Underwriter and the Company that:

                  (a) Such Selling Stockholder has, and on the Option Closing Date will have, full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Option Shares to be sold by such Selling Stockholder hereunder. This Agreement and the Power of Attorney attached hereto as Exhibit A (the "Power of Attorney") have been duly authorized, executed and delivered by such Selling Stockholder, constitute the valid and binding agreements of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with their respective terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and except as the enforcement of rights to indemnity and contribution under this Agree ment may be limited under applicable securities laws or the public policy underlying such laws.

                  (b) Such Selling Stockholder will convey good and valid title to the Shares to be delivered by such Selling Stockholder hereunder, free and clear of allliens, encumbrances, equities and claims whatsoever. Certificates in negotiable form for the aggregate number of Shares to be sold by such Selling Stockholder have been placed in custody, under a Custody Agreement with [ ] as custodian in substantially the form attached hereto as Exhibit B (the "Custody Agreement").

                  (c) The information with respect to such Selling Stockholder included in the Registration Statement and the Prospectus under the captions "Principal and Selling Stockholders" does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transaction contemplated herein, except such as may have been obtained under the Act or otherwise and such as may be required under state securi ties or the "Blue Sky" laws.

                  (e) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement will not (with or without the giving of notice or the passage of time or both) (i) conflict with any term or provision of such Selling Stockholder's articles of incorpo ration or bylaws or other organizational documents, as amended (if such Selling Stockholder is a corporation, limited liability company, partnership or other entity), (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Stockholder is a party or to which its properties or assets is subject or (iii) conflict with or violate any law, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any of such Selling Stockholder's properties or assets.

                  (f) Such Selling Stockholder has not (i) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (g) Such statements in the Registration Statement, the Prospectus or any post-effective amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein will (when they become effective or are filed with the Commission, as the case may be) conform in all material respects to the requirements of the Act and the rules and regulations promulgated thereunder and not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         3.       PURCHASE, SALE AND DELIVERY OF THE FIRM SHARES
                  ----------------------------------------------
                  AND OPTION SHARES.
                  -----------------

                  (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $__ per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 11 hereof.

                  (b) Payment for the Firm Shares to be sold hereunder is to be made in same day funds against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters. Such delivery is to be made through the facilities of The Depository Trust Company, New York, New York at 10:00 a.m., New York time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed, it being understood that, in the event that this Agreement is signed after 4:30 p.m., the first business day after the date of this Agreement shall be the day after the date of this Agreement.) To the extent the Firm Shares are represented by physical certificates, the certificates for the Firm Shares will be delivered in such denominations and in such registrations as the Representatives request in writing not later than the second full business day prior to the Closing Date, and will be made available for inspection by the Representatives at least one full business day prior to the Closing Date.

                  (c) In the event and to the extent that the Underwriters shall exercise the election to purchase Option Shares as provided below, each Selling Stockholder agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders, at a price of $__ per share, that portion of the number of Option Shares as to which such election shall have been exercised. (If the Underwriter's exercise the Over-Allotment Option for less than the total number of Option Shares, the number of Option Shares to be sold by each of the Selling Stockholders shall be reduced on a pro rata basis.)

                  (d) The Company and each Selling Stockholder, severally and not jointly, hereby grants to the Underwriters the right to purchase at their election up to an aggregate of the number of Option Shares set forth opposite their respective names as set forth in Schedule II attached hereto, at $__ per share, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Option Shares may be exercised only by written notice from the Repre sentatives to the Company and the agent(s) for the Selling Stockholders, given prior to the Closing Date or within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Option Shares to be purchased, the names and denominations in which the Option Shares are to be registered and the time and date on which such Option Shares are to be delivered.

                  (e) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, in the event that the Underwriters elect to exercise their option to purchase Option Shares in an amount in excess of ____ Option Shares (the aggregate number of Shares which the Selling Stockholders have agreed to sell), the Company hereby grants an option to the several Underwriters to purchase up to _______ Option Shares at the price per share as set forth in the first paragraph of this Section 3. The option granted hereby may be exercised as set forth in this Section 3.

                  (f) The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is before the Closing Date, the notice of exercise shall be given at least one full business day prior to the Closing Date and shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same propor tion to the total number of Option Shares being purchased as the number of Firm Shares purchased by such Underwriter bears to the total number of Firm Shares purchased, adjusted by you in such a manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company and the Selling Stockholders. To the extent, if any, that the Over-Allotment Option is exercised, payment for the Option Shares shall be made on the Option Closing Date in Federal (same day) funds drawn to the order of the respective Selling Stockholders and/or the Company, as the case may be.

         4.       OFFERING BY THE UNDERWRITERS.
                  ----------------------------

                  It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 3 hereof, the Under writers will offer them to the public on the foregoing terms.

                  It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Under writers.

         5.       COVENANTS OF THE COMPANY

                  The Company covenants and agrees with each of the several Under writers that:

                  (a) The Company will (A) use its best efforts to cause the Registration Statement to become effective or, if the procedure in Rule 430A of the Rules and Regulations is followed, to prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus in a form approved by the Repre sentatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations and (B) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance, in all material respects, with the Rules and Regulations and (C) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters.

                  (b) The Company will advise the Representatives promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

                  (c) The Company will cooperate with the Representatives in endeav oring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdic tion where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other docu ments, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

                  (d) The Company will deliver to, or upon the order of, the Represen tatives, will deliver from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospec tus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), and of all amendments thereto, as the Representatives may reasonably request.

                  (e) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, in all material respects, the Company promptly will so notify the Representa tives and will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law, in all material respects. The Company will furnish without charge to the Underwriters and any dealer required to so deliver a prospectus as many copies of the post-effective amendment to the Registration Statement and the amended or supplemented Prospec tus complying with Section 10(a)(3) of the Act as they may reasonably request.

                  (f) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11 (a) of the Act and Rule 158 of the Rules and Regulations.

                  (g) No offering, sale, short sale or other disposition of any shares of Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock or of other securities that represent the right to receive Common Stock or the right to receive securities convertible into or exchangeable or exercisable for shares of Common Stock (or any agreement for such) will be made for a period of 180 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of Deutsche Bank (except for the grant of options pursuant to employee stock option plans that are in existence on the date hereof and described in the Prospectus), except that the Company may without such consent issue shares upon the exercise of options outstanding on the date of this Agreement pursuant to the Company's stock option or stock purchase plans or as consideration for acquisitions or in connection with strategic investment or corporate relationships, provided that any shares so is sued cannot be offered, sold or otherwise disposed of by the recipient thereof during the 180-day period referred to above.

                  (h) The Company will use its best efforts to have the Shares, subject to notice of issuance, approved for quotation on The Nasdaq National Market.

                  (i) The Company has caused each officer, each director and substantially all of the securityholders of the Company to furnish to the Representatives, on or prior to the date of this agreement, a letter or letters, in form and substance satisfactory to the Underwriters, pursuant to which each such person shall agree not to offer, sell, sell short or otherwise dispose of any shares of Common Stock of the Company or other capital stock of the Company, or any other securities convertible, exchangeable or exercisable for Common Shares or derivative of Common Shares owned by such person or request the registration for the offer or sale of any of the foregoing (or as to which such person has the right to direct the disposition of) for a period of 180 days after the date of this Agreement, directly or indirectly, except with the prior written consent of Deutsche Bank or as contemplated in such letters (the "Lockup Agreements").

                  (j) During a period of three years from the effective date of the Registration Statement, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to the Representatives (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company are consolidated in reports furnished to its stockholders generally or to the Commission).

                  (k) If the Company elects to rely upon Rule 462(b), the Company shall file as promptly as practicable a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b), and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

                  (l) The Company shall apply the net proceeds of its sale of the Shares as set forth in the Prospectus and shall include in reports filed with the Commission such information with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

                  (m) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company to register as an investment company under the 1940 Act.

                  (n) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

                  (o) In connection with the Directed Share Program, to help ensure that the Directed Shares will be restricted, to the extent required by the NASD or the NASD rules and regulations, including but not limited to, the "Free-Riding and Withholding" Interpretation, from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registra tion Statement, at the request of Deutsche Bank, the Company will direct the transfer agent to place stop transfer restrictions upon the securities of those Partici pants notified for the Company by Deutsche Bank for such period of time Deutsche Bank.

                  (p) The Company will not (i) take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company or (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares.

         6.       COVENANTS OF SELLING STOCKHOLDERS.
                  ---------------------------------

                  Each Selling Stockholder agrees with the several Underwriters as follows:

                  (a) Such Selling Stockholder will cooperate to the extent reasonably necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest possible time.

                  (b) Such Selling Stockholder will use such Selling Stockholder's reasonable best efforts to do or perform all things required to be done or performed by it prior to the Closing Date to satisfy all conditions precedent to the delivery of the Shares.

                  (c) Except for the sale of Option Shares, such Selling Stockholder will not offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or any interests therein, or any securities convertible into, or exchangeable for, shares of Stock or rights to acquire the same, (i) except as permitted under the terms of the agreement specified in Section 5(j) ("Lock-up Agreement"), or (ii) if such Selling Stockholder shall not have executed a Lock-up Agreement, prior to the expiration of the Lock-up Period without the prior written consent of the Deutsche Bank.

                  (d) Such Selling Stockholder will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabili zation or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares in violation of the Exchange Act or any applicable rules of The Nasdaq National Market.

                  (e) Each Selling Stockholder agrees to notify the Underwriters promptly of any information that comes to such Selling Stockholder's attention that would cause such Selling Stockholder to have reason to believe that his, her or its representations, warranties and statements in this Agreement are not accurate in all material respects.

                  (f) Except as herein contemplated with respect to the Shares to be included in the Registration Statement, each Selling Stockholder agrees to waive any registration rights to which such Selling Stockholder may be entitled in connection with the public offering herein contemplated.

         7.       COSTS AND EXPENSES.
                  ------------------

                  The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as reasonably requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agree ment, the Underwriters' Selling Memorandum, the Underwriters' Invitation Letter, the Listing Application, the Blue Sky Survey and any supplements or amendments thereto; the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the NASD of the terms of the sale of the Shares; the Listing Fee of The Nasdaq National Market; the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares under State securities or Blue Sky laws; the cost of preparing stock certificates; and the fees and disbursements of the transfer agent and registrar. The Company also agrees to pay all costs and expenses of the Underwrit ers, including the reasonable fees and disbursements of counsel for the Underwriters, incurred in connection with the Directed Share Program. The Company shall not, however, be required to pay for any of the Underwriters expenses (other than those related to qualification under NASD regulation and State securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 13 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigat ing, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares. The Company also agrees to pay the reasonable fees and disbursements of one counsel for all Selling Stockholders (the "Selling Stockholders' Counsel"). Each Selling Stockholder shall pay the costs and expenses incident to the performance by it of its obligations hereunder and in connection with the offer, sale and delivery of the shares to be sold by it, including any stock transfer taxes payable upon the sale of the shares to the Underwriters, the fees and expenses of any counsel, other than Selling Stockholders' Counsel, retained by it and the underwriting discounts and commissions payable to the Underwriters.


         8.       CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.
                  ----------------------------------------------

                  The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Stockholders contained herein, as the case may be, and to the performance by the Company and the Selling Stockholders of its covenants and obligations hereun der and to the following additional conditions:

                  (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission and no injunction, restraining order, or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

                  (b) The Representatives shall have received on the Closing Date and on the Option Closing Date, in the event the Over-Allotment Option is exercised, the opinion of Brobeck, Phleger & Harrison LLP, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters), in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Exhibit 8(b) to this Agreement.

                  (c) The Selling Stockholders shall have furnished to you the opinion of Loeb & Loeb or of such counsel to the Selling Stockholders as shall be reasonably satisfactory to Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden, Arps"), counsel for the Underwriters, dated Closing Date and the Option Closing Date, to the effect set forth in Exhibit 8(c) to this Agreement.

                  (d) The Representatives shall have received from Skadden, Arps, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to the valid existence and good standing of the Company, the validity of the Shares being delivered, the Registration Statement, the Prospectus, and other related matters as the Representatives may reasonably request, and the Company shall have furnished to Skadden, Arps such documents as they request for the purpose of enabling them to pass upon such matters.

                  (e) The Representatives shall have received, on the Closing Date and the Option Closing Date, in the event the Over-Allotment Option is exercised, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of PricewaterhouseCoopers LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and containing such other statements and information as is ordi narily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and Prospectus.

                  (f) The Representatives shall have received on the Closing Date and the Option Closing Date, in the event the Over-Allotment Option is exercised, a certificate or certificates of the Chief Executive Officer and the principal financial officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

                           (1) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registrations Statement has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission;

                           (2) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

                           (3) The Company has performed, in all material respects, all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by the Company as of the Closing Date or the Option Closing Date, as the case may be;

                           (4) He carefully examined the Registration Statement and the Prospectus and, in his opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were true and correct in all material respects, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in the case of the Prospectus, in light of the circumstances under which they were made, and since the effective date of the Registration Statement, no event has occurred which is required to be set forth in a supplement to or an amend ment of the Prospectus which has not been so set forth in such supplement or amendment; and

                           (5) Since the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, proper ties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company, whether or not arising in the ordinary course of business.

                  (g) The Representatives shall have received on the Option Closing Date, a certificate or certificates of the Selling Stockholders to the effect that, as of the Option Closing Date, each of them generally represents that the representations and warranties of the Selling Stockholders contained n
Section 1 hereof are true and correct as of the Option Closing Date.

                  (h) The Company and the Selling Stockholders shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.

                  (i) The Firm Shares and Option Shares, if any, have been ap proved for quotation, subject to official notice of issuance, on The Nasdaq National Market.

                  (j) The Lockup Agreements described in Section 5 (j) are in full force and effect.

                  (k) The Company shall have effected the Split and Conversion.

                  (l) The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Representatives and to Skadden, Arps, counsel for the Underwriters.

                  (m) If any of the conditions hereinabove provided for in this
Section 8 shall not have been fulfilled when and as required by this Agreement to be ful filled, the obligations of the Underwriters hereunder may be terminated by the

Representatives by notifying the Company and the Selling Stockholders of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

                  In such event, the Company, the Selling Stockholders and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 7 and 10 hereof).

         9.       CONDITIONS OF THE OBLIGATIONS OF THE COMPANY AND
                  SELLING STOCKHOLDERS.

                  The obligations of the Company and the Selling Stockholders to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and be in effect or proceedings therefor initiated or threatened.

         10.      INDEMNIFICATION.
                  ---------------

                  (a)  The Company agrees:

                           (1) to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act and each Selling Stockholder and their representative heirs and assigns, directors, officers and each person who controls such persons within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabili ties (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of the Prospectus, in light of the circumstances in which they were made, or (iii) any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or
         (ii) above (provided, that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct); provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof, as set forth in Section 15 hereof and; provided further, that with respect to any untrue statement or omission of a material fact made in any Preliminary Prospectus, the indemnity agreement contained in this Section 10(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment (unless the Company and the Underwriter other wise agree) that (w) the Company had previously furnished copies of the Prospectus to the Representatives or the Selling Stockholders, as applicable, (x) delivery of the Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus.

                           (2) to reimburse each Underwriter and each such control ling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined (unless the Company and the Underwriter otherwise agree) that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

                  (b) The Company will indemnify and hold harmless Deutsche Bank against any losses, claims, damages or liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) that arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in the prospectus wrapper material prepared by or with the consent of the Company for distribution in foreign jurisdictions in connection with the Directed Share Program attached to the Prospectus or Preliminary Prospectus or any amendment or supplement thereto or caused by any omission of or alleged omission to state in the Prospectus or Prelimi nary Prospectus or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) caused by the failure of any Participant to pay for and accept delivery of the Shares that, immediately following the effectiveness of the Registration Statement, were subject to a properly confirmed agreement to purchase, or (iii) related to, arising out of, or in connection with the Directed Share Program; provided that the Company shall not be responsible under this Section 10(b) for any losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of Deutsche Bank.

                  (c) Each Selling Stockholder will, severally but not jointly, indemnify and hold harmless the Company and each Underwriter against any losses, claims, damages or liabilities to which the Company, Underwriter or controlling person may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or (ii) arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Selling Stockholder specifi cally for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or Underwriter or controlling person in connection with investigating or defending any such action or claim as such expenses are incurred;

provided, however, that with respect to any untrue statement or omission of a material fact made in any Preliminary Prospectus, the indemnity agreement con tained in this Section 10(c) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Prospectus to the Representatives, (x) delivery of the Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus; provided further, that each Selling Stock holder shall not be liable under this Section 10 for any amounts in excess of the product of the purchase price per share set forth in Section 3 hereof and the number of shares being sold by such Selling Stockholder hereunder.

                  (d) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each Selling Stockholder (and its heirs, and assigns), each of their respective directors, and each of the Company's officers and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Prelimi nary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company, such Selling Stockholder (and its heirs, and assigns) or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the prepara tion thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                  (e) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 10, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 10(a), (b), (c) or (d) shall be available to any party who shall fail to give notice as provided in this Section 10(e) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 10(a), (b), (c) or (d). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commence ment thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the reasonably fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstand ing the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the reasonable fees and expenses of the counsel retained by the indem nified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemni fying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 10(a) and by the Company in the case of parties indemnified pursuant to Section 10(b), (c) or (d).

The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (f) If the indemnification provided for in this Section 10 is unavail able to or insufficient to hold harmless an indemnified party under
Section 10(a), (b), (c) or (d) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders, and the Underwriters, respectively, from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Selling Stockholders, and the Underwriter, respectively, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders, and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deduct ing expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockhold ers, or the Underwriters and the parties' relative intent, knowledge, access to informa tion and opportunity to correct or prevent such statement or omission.

                  The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 10(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 10(f) shall be deemed to include any legal or other expenses reason ably incurred by such indemnified party in connection with investigating or defend ing any such action or claim. Notwithstanding the provisions of this subsection (f), (x) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, (y) no Selling Stockholder shall be required to contribute any amount in excess of the product of the purchase price per share set forth in
Section 3 hereof and the number of shares being sold by such Selling Stockholder hereunder, and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (g) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 10 hereby consents to the jurisdiction of any court having jurisdiction over any other contribut ing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

                  (h) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 10 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribu tion agreements contained in this Section 10 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (x) any investigation made by or on behalf of any Under writer or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, or Selling Stockholders or any persons controlling the Selling Stockholders (y) acceptance of any Shares and payment therefor hereunder, and (z) any termination of this Agreement. A successor to any Underwriter, to the Company, its directors or officers, or any person control ling the Company, or Selling Stockholders or any persons controlling the Selling Stockholders shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this
Section 10.

         11.      DEFAULT BY UNDERWRITERS.
                  -----------------------

                  If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company or the Selling Stockholders, as the case maybe, such amounts as may be agreed upon and upon the terms set forth herein, the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwrit ers, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Under writers failed to purchase, or (b) if the aggregate number of shares of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non defaulting Underwriters or of the Company except to the extent provided in Section 10 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 11, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         12.      NOTICES.
                  -------

                  All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows:

                  (a) If to the Underwriters, to Deutsche Bank Securities Inc., One South Street, Baltimore, Maryland 21202, Attention: [Registration Department]; with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York, Attention: Stacy J. Kanter, fax no.: 212 735 2000; and

                  (b) If to the Company, to Register.com, Inc., 575 Eighth Avenue, 11th Floor, New York, New York 10018, Attention: Jack S. Levy, General Counsel, fax no.: 212 629 9309; with a copy to Brobeck, Phleger & Harrison LLP, 1633 Broad way, 47th Floor, New York, New York 10019, Attention: Scott L. Kaufman, fax no.: 212 586 7878; and

                  (c) If to the Selling Stockholder with a copy to Loeb & Loeb, 345 Park Avenue, 18th Floor, New York, New York 10154, Attn: David Schaefer, fax no.: 212 407 4990.

         13.      TERMINATION.
                  -----------

                  (a) This Agreement may be terminated by you by notice to the Company at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, busi ness, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declara tion, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make it impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, or (iii) suspension of trading in securities generally on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company,
(v) declaration of a banking moratorium by United States or New York State authorities, (vi) any downgrading, or placement on any watch list for possible downgrading, in the rating of the Company's debt securities, if any, by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Exchange Act); (vii) the suspension of trading of the Com pany's common stock by The Nasdaq National Market, the Commission, or any other governmental authority or, (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

                  (b) This Agreement may otherwise be terminated as provided in Sections 8 and 11 of this Agreement.


         14.      SUCCESSORS.
                  ----------

                  This Agreement has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and control ling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

         15.      INFORMATION PROVIDED BY UNDERWRITERS AND SELL
                  ---------------------------------------------
ING STOCKHOLDERS.
----------------

                  (a) The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Com pany for inclusion in any Prospectus or the Registration Statement consists of the following information, furnished by the Representatives on behalf of the Underwrit ers to the Company, set forth under the caption "Underwriting" in the
Prospectus: (i) the list of Underwriters, (ii) the fifth and sixth paragraphs, and the first sentence in the seventh paragraph under the table listing the Underwriters, (iii) the first para graph under the subheading "Commissions and Discounts," (iv) the fourth paragraph under the subheading "Nasdaq National Market Quotation," and (v) all of the paragraphs under the subheading "Price Stabilization, Short Positions and Penalty Bids."

                  (b) The Company and the Selling Stockholders acknowledge and agree that the only information furnished or to b furnished by any Selling Stock holder to the Company for inclusion in any Prospectus or the Registration Statement consists of the information as to the number of Option Shares such Selling Stock holder has a greed to sell as set forth under the caption "Principal and Selling Stockholder."

         16.      MISCELLANEOUS.
                  -------------

                  The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers, or by or on behalf of the Selling stockholders (and their heirs on and assigns) or their directors or officers and (c) delivery of and payment for the Shares under this Agreement.

                  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                   Very truly yours,

                                   REGISTER.COM, INC.


                                   By:
                                       -------------------------------
                                         Name:
                                         Title:


                                   SELLING STOCKHOLDERS,
                                   Listed on Schedule II


                                   By:
                                       -------------------------------
                                         Attorney-in-fact

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

DEUTSCHE BANK SECURITIES INC.
THOMAS WEISEL PARTNERS  LLC
LEGG MASON WOOD WALKER, INCORPORATED
SOUNDVIEW TECHNOLOGY GROUP, INC.

As Representatives of the several
Underwriters listed on Schedule I

By:  DEUTSCHE BANK SECURITIES INC.


By:
-------------------------------
      Name:
      Title:

                                   SCHEDULE I


                            SCHEDULE OF UNDERWRITERS


                                                      Number of Firm Shares
         Underwriter                                     to be Purchased

Deutsche Bank Securities Inc.

Thomas Weisel Partners, LLC

Legg Mason Wood Walker, Incorporated

SoundView Technology Group, Inc.












                                                               ----------

                  Total
                                                               ----------

                                   SCHEDULE II

                          LIST OF SELLING STOCKHOLDERS

Stockholder                                    Number of Shares Entitled to Sell

Richard D. Forman                                           300,470

Mark S. Hoffman                                              96,000

Concentric Network Corporation                               87,501

Hikari Tsushin Inc.                                          35,000

Dawn Patrick                                                  8,750